Statements of Net Assets Available for Plan Benefits - EBP 002 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
ASSETS:
Cash and cash equivalents	$ 2,572	$ 3,326
Total investments measured at fair value	2,419,300	2,060,748
Notes receivable from participants	10,657	10,649
Contributions receivable
Employer	10,850	8,228
Participant	1,808	1,846
Total contributions receivable	12,658	10,074
Total assets	2,445,187	2,084,797
LIABILITIES:
Contribution refunds payable	488	402
Total liabilities	488	402
Net assets available for plan benefits	$ 2,444,699	$ 2,084,395